UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

David S. Royal, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Report to Stockholders

Annual Report
December 31, 2006

24042AR R2-07

Thrivent.com

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspective
Thrivent Real Estate Securities Fund	4
Thrivent Diversified Income Plus Fund	6
Shareholder Expense Example	8
Report of Independent Registered Public
Accounting Firm	10
Schedules of Investments
Thrivent Real Estate Securities Fund	11
Thrivent Diversified Income Plus Fund	13
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	36
Additional Information	38
Trustees and Officers of
Thrivent Mutual Funds	41

Dear Shareholder:

We are pleased to provide you with the annual report for the period ended Dec. 31, 2006, for the Thrivent Real Estate Securities and Thrivent Diversified Income Plus Funds. In this report, you will find detailed information about both Funds, including performance highlights, overall market conditions and management strategies during the one-year period. In addition, Thrivent Financial’s chief investment officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Overview.

Market Drama Calls for Calm

The past year’s market dynamics were fascinating to watch unfold. Like a dramatic play with multiple acts, the markets started the “first act” of 2006 very strong spurred on by healthy economic numbers and strong corporate profits. By the second quarter, rising interest rates around the globe and the potential for slower economic growth had market participants running for cover with negative returns for both the broad stock and bond markets as a result. As in most dramas, there is always a temptation to allow emotion to cloud sound long-term investment programs. This proved too much for some investors who left the stock market for temporary “safer havens” despite often having a well thought out, long-term strategy.

As so often is the case, this kind of market timing was detrimental to these investors’ fund performance. The 2006 market “drama” had a final act built off Federal Reserve monetary policy that led to a halt in short-term interest rate hikes, lower oil prices and continued strong corporate earnings. Broad stock market indexes such as the S&P 500 rose dramatically from below-water returns in June to record very strong performance from August through the end of 2006, surprising many investment management professionals and causing many “market timers” to miss this substantial portfolio growth opportunity.

Lessons Learned

The financial markets refuse to follow a script. Professionals admit that market timing, or knowing when to exit and enter the stock market, is a difficult, if not impossible pursuit. 2006 left many of these pros (as well as market timing investors) who called for a second half bear market scratching their heads. Why do so many individual investors, even seasoned experts, succumb to the temptation? The great majority of investors are much better off setting a long-term strategy with a financial representative and sticking to it regardless of near-term market conditions.

The Thrivent Asset Allocation Funds may be an ideal way to take the emotion and complexity out of investing. Well-balanced with a variety of different asset classes, these simple, smart solutions are designed to meet your financial goals without a lot of head scratching and second guessing.

By the way, congratulations if you stuck to your plan — 2006 was a good year for disciplined investors!

Our Commitment to You

We remain committed to providing our shareholders with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Pamela J. Moret
Trustee and President
Thrivent Mutual Funds

Most major stock indices posted double-digit returns during the one-year period ended Dec. 31, 2006, as a cooling economy and falling commodities prices brightened investors’ outlook for inflation and interest rates. Although bond returns were pressured by further Federal Reserve (Fed) interest rate hikes early in the period, most types of bonds provided positive returns due to an easing of inflation worries and a pause in Fed tightening later in the period.

U.S. Economy

The nation’s gross domestic product moderated from a 5.6% annual growth rate in the first quarter to 2.6% and 2.0% in the second and third quarter and 3.5% in the fourth quarter. One of the most visible signs of the slowdown was a sharp pullback in the housing market, though sales of existing and new homes improved slightly late in the period.

The high cost of oil and other commodities was an intermittent concern for investors, weighing on stock prices particularly during mid-summer. However, an easing in energy prices late in the year shifted inflation sentiment dramatically and provided a strong boost to stock and bond markets.

Although economic growth slowed during the period, the labor market continued to add jobs. The unemployment rate sank to a five-year low of 4.4% in October and ended the year at 4.5% — a rate considered “full employment” by many economists.

Inflation & Monetary Policy

Overall inflation declined during the period, largely due to a pullback in energy prices. The Consumer Price Index (CPI) rose at a rate of 2.5% for the 12 months ended Dec. 31, 2006, compared with an increase of 3.4% for all of 2005. However, “core” inflation — excluding the more volatile prices of food and energy - rose 2.6% for the year ended Dec. 31, compared with a 2.2% core rate for all of 2005. The index for energy, which rose 17.1% in 2005, increased 2.9% during the 12-month period ended Dec. 31, 2006.

Noting that inflation was still a concern, the Federal Reserve’s Federal Reserve Open Market Committee (FOMC) continued raising its target for the federal funds rate through June 29, bringing the rate to 5.25% . But in the face of a slowing economy and an accelerating pullback in housing, policymakers left rates steady for the remainder of the year. The Fed continued to indicate its wariness of inflation, however, a possible sign that it may not begin cutting rates any time soon.

Equity Performance

Stocks gained in the first quarter as investors cheered strong economic and corporate profit growth and declining energy prices. But a broad pullback occurred in the second quarter in response to renewed concerns about inflation, interest rates, expensive energy and a slumping housing market. Investors’ mood reversed yet again in July as worries about inflation and interest rates fell with the prices of commodities and dwindling prospects of further Fed rate hikes. Stocks climbed throughout the second half, with the Dow Jones Industrials setting several all-time highs and other equity indices setting multi-year highs.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks posted an 18.37% total return, while the S&P 500 Index of large-company stocks recorded a 15.78% return. Value stocks outperformed growth stocks. During the period, the Russell 1000 Value Index returned 22.22%, while the Russell 1000 Growth Index posted a return of 9.07% .

Sectors that performed best during the period included telecommunications services, energy, consumer discretionary, and utilities, while health care, information technology, industrials, and consumer staples advanced at a more moderate rate. Real estate investment trusts (REITs) performed well during the period, with the NAREIT Equity REIT Index posting a 35.05% return.

Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 26.86% total return in dollar terms.

Fixed Income Performance

Bond returns were pressured by continued Federal Reserve interest rate hikes during much of the period. But in August — after 17 consecutive rate increases — policymakers moved to the sidelines. The pause brightened investors’ inflation and interest rate outlook dramatically, boosting the prices of most types of bonds.

During the year, yields on shorter-term securities rose more than yields on longer-term bonds. The result was an inverted yield curve (the differences among the yields of different maturities of similar credit quality) for much of the period, an atypical situation in which shorter-term bonds provided higher yields than longer-term bonds. The two-year Treasury yield increased from 4.40% to 4.81% during the period, the 10-year yield increased from 4.39% to 4.71%, and the 30-year Treasury yield rose from 4.54% to 4.81%.

Despite the headwind of rising rates during the first half of the year, most bond sectors provided positive returns. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 4.33% total return for the 12 months ended Dec. 31, 2006. Municipal bonds fared better in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 4.84% during the period. The Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 4.25% total return.

Below-investment-grade corporate bonds were stronger U.S. market performers during the period. The Lehman Brothers U.S. Corporate High Yield Bond Index registered an 11.84% total return.

Outlook

We think economic growth will remain slow over the next few months, with inflation continuing to ease from the higher levels of 2006. This will provide the “soft landing” sought by the Federal Reserve after more than two years of consecutive interest rate hikes.

Gross domestic product growth should continue at a 2% to 2.5% annual rate, keeping the economy out of recession that concerns some market watchers. Energy and commodities prices should continue to ease, and the housing pullback should moderate. Both of these factors will support consumer spending. Businesses, with plenty of cash on their balance sheets, are investing in productive assets.

Although we don’t expect more Fed interest rate increases in the near future, we don’t expect policymakers to ease rates any time soon either. The stock and bond markets have priced in expectations of lower rates in the first half of 2007, and, in the absence of an unexpected slowdown in the economy, we don’t agree.

The potential for the markets to be surprised by a lack of lower rates in early 2007 makes us cautious on more volatile segments of the stock and bond markets in the near term. Also, with the potential for further weakness in energy and commodities prices, and uncertainty in the housing market, there is a possibility that the economy could slow more than we expect or even enter a recession.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment program based on your goals, diversify your portfolio and remain focused on the long term.

How did the Fund perform during the one-year period ended Dec. 31, 2006?

Thrivent Real Estate Securities Fund returned 34.27% during the one-year period ended Dec. 31, 2006. The Fund’s peer group, as represented by the Lipper Inc. Real Estate Category, reported a median return of 34.91% . The Fund’s market benchmark, the NAREIT Equity REIT Index, returned 35.06% . During this performance period, a modest cash position held in the Fund was the primary reason the Fund return was below that of the Index. Sector allocation and security selection decisions both contributed positively to performance results, as summarized below.

What factors impacted performance?

REIT stocks performed exceptionally well over the last 12 months due to strong rental demand for commercial and multifamily residential properties, and limited new supply. In addition, continued investment demand for real estate from both institutional and individual investors helped REIT stocks continue their strong performance record.

Thrivent Real Estate Securities Fund maintained exposure in each of the primary property types (office, industrial, apartments, and retail shopping centers) during the period. The office and apartment sectors were the best performing sectors of the primary property types within the REIT market over the past year. We concentrated our office exposure in REITs that own properties in high barrier to entry markets, specifically New York City, Washington D.C., and California. These markets currently enjoy low vacancy rates and strong rental demand, allowing property owners to increase rental rates for both new leases and renewals. In addition, we anticipated favorable trends in occupancy and rental rates in the apartment market, and steadily increased our allocation to this property type during the year.

Security selection within the office, apartment and retail shopping center sectors contributed positively to performance. Stocks that performed exceptionally within the Fund included Equity Office Properties, Class A office property owner in major U.S. cities, SL Green Realty Corp, a New York City-focused office REIT, AvalonBay Communities Inc, a luxury apartment developer and manager in coastal markets, and Simon Property Group, the largest owner of regional malls in the United States.

What is your outlook?

We anticipate slower economic growth in 2007 as a result of the declining demand for new single family homes, and weakening housing prices in many of the previously

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

booming housing markets. This housing slowdown is likely to have a direct impact on related industries including household goods and building products. Consumer spending in general may also be affected as a result of homeowners feeling less wealthy due to the deterioration in price appreciation trends for single family homes. However, we do not believe that weakness in the housing sector will be enough to trigger a recession in 2007.

Demand for commercial real estate and multifamily residential properties should continue to be steady as long as job growth remains positive in 2007. We continue to overweight REITs that operate in high barrier to entry  markets (primarily the coastal areas), although we do maintain a geographically diverse portfolio with exposure across the entire United States. We believe that favorable trends will continue for office REITs with property exposure in New York City, Washington D.C. and California.

We also expect the U.S. apartment market to remain firm as a result of low vacancy rates and housing affordability issues in many parts of the country. While the shopping center sector may be perceived less favorably if consumer spending weakens, we believe that “Class A” malls-those malls in prime locations that generate the highest sales per square foot-will continue to be in strong demand.

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in real estate-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Diversified Income Plus Fund (formerly known as High Yield Fund II) recently changed its fiscal year end from October 31 to December 31. Shareholders recently received a report on the year ended Oct. 31, 2006. The following commentary and returns reflect the period from Oct. 31 through Dec. 31, 2006.

Prior to June 30, 2006, the Fund was named Thrivent High Yield Fund II and invested primarily (i.e., at least 80% of its net assets) in high-risk, high-yield bonds commonly referred to as “junk bonds.*” On June 30, 2006, the Fund adopted its current name and its current strategy, which includes the ability to invest in a more diversified portfolio of income-producing securities, such as dividend-producing equities, REIT stocks and other income-producing securities.

How did the Fund perform during the two-month period ended Dec. 31, 2006?

Thrivent Diversified Income Plus Fund returned 3.50% during the two-month period ended Dec. 31, 2006. This compares with the Fund’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which returned 1.83%; the Lehman Brothers Aggregate Bond Index, which returned 0.57%; and the Lehman Brothers U.S. Corporate High Yield Bond Index, which returned 2.80% for the same two-month time frame.

What factors affected the Fund’s performance?

In the equity portion, both a large relative allocation to real estate investment trusts (REITs) and stock selection within that sector contributed to returns. This proved to be the best-performing element in the equity component for the period. REITs continued their surprisingly strong run due to robust demand from investors who value the favorable dividend yield the sector typically provides.

Next, the equity component’s focus on traditionally high-dividend-paying stocks issued by companies in the utilities and financial services sectors significantly supported performance.

The fixed-income component, which comprised primarily high-yield bonds, delivered strong performance due to good security selection and an allocation to hybrid securities, a new sector of the fixed-income market that is similar in structure to preferred stock.

Based on our belief that energy credits generally had peaked in value, we sold many of our energy bonds, enabling us to reap solid gains for the Fund. Investments in the cable industry also helped performance.

Our underweighting in the lowest-rated high-yield credits —CCC-rated and distressed/defaulted credits — detracted from performance.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings by Issuer are subject to change.

Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Our outlook for the Fund is positive, particularly given its strong start and favorable performance versus its peer group median. In general, we believe that higher-dividend-paying securities will remain in favor among investors, particularly as interest rates stabilize. On the fixed-income side, our outlook for high-yield bonds is somewhat cautious, given our expectations for only a mild slowdown in U.S. economy growth, as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. Our active management of the Fund, coupled with the generally favorable macro conditions we anticipate, should bode well for the Fund given its highly diversified composition and pursuit of attractive, steady income.

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the S&P 500 Dividend Aristocrats Index serves as a better reflection of the Fund’s current strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

*** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers Aggregate Bond Index serves as a better reflection of the Fund’s current strategy than does the Lehman Brothers High Yield Bond Index.

***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

                                            Shareholder Expense Example
                                                              (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006, through December 31, 2006, for Real Estate Securities Fund and from November 1, 2006, through December 31, 2006, for Diversified Income Plus Fund.

Actual Expenses

In the table below, the first section provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/2006	12/31/2006	7/1/2006 — 12/31/2006	Ratio

Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,184	$1.74	0.32%
Institutional Class	$1,000	$1,186	($0.46)	(0.08%)
Hypothetical **
Class A	$1,000	$1,024	$1.61	0.32%
Institutional Class	$1,000	$1,026	($0.43)	(0.08%)

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period ***	Expense
	11/1/2006	12/31/2006	11/1/2006 — 12/31/2006	Ratio

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,035	$1.84	1.08%
Class B	$1,000	$1,033	$3.69	2.17%
Institutional Class	$1,000	$1,036	$1.12	0.66%
Hypothetical **
Class A	$1,000	$1,007	$1.81	1.08%
Class B	$1,000	$1,005	$3.64	2.17%
Institutional Class	$1,000	$1,007	$1.11	0.66%

    * Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  ** Assuming 5% total return before expenses

*** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 to reflect the 2 month period.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Real Estate Securities Fund and the Thrivent Diversified Income Plus Fund (the “Funds”) at December 31, 2006, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 16, 2007

Real Estate Securities Fund
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.0%)	Value	Shares	Common Stock (96.0%)	Value

Consumer Discretionary (2.6%)			5,000	Forest City Enterprises *	$292,000
17,500	Hilton Hotels Corporation	$610,750	36,800	General Growth Properties, Inc.	1,922,064
1	InterContinental Hotels Group plc	13	10,000	Health Care Property
20,000	Starwood Hotels & Resorts			Investors, Inc.	368,200
	Worldwide, Inc.	1,250,000	6,000	Health Care REIT, Inc. *	258,120

	Total Consumer		4,000	Healthcare Realty Trust, Inc.	158,160
	Discretionary	1,860,763	5,667	Highland Hospitality Corporation	80,755

			11,200	Highwoods Properties, Inc.	456,512
Financials (93.4%)			6,500	Home Properties, Inc.	385,255
9,200	Alexandria Real Estate		103,983	Host Marriott Corporation	2,552,783
	Equities, Inc. *	923,680	15,000	HRPT Properties Trust *	185,250
23,100	AMB Property Corporation	1,353,891	5,017	Inland Real Estate Corporation *	93,918
5,062	American Campus		3,800	Innkeepers USA Trust	58,900
	Communities, Inc.	144,115	10,000	iShares Dow Jones U.S. Real
12,600	Apartment Investment &			Estate Index Fund *	838,300
	Management Company	705,852	6,000	iStar Financial, Inc.	286,920
45,393	Archstone-Smith Trust	2,642,327	6,000	Kilroy Realty Corporation	468,000
19,900	Avalonbay Communities, Inc.	2,587,995	48,389	Kimco Realty Corporation *	2,175,086
13,500	BioMed Realty Trust, Inc.	386,100	6,000	Kite Realty Group Trust	111,720
26,800	Boston Properties, Inc.	2,998,384	10,200	LaSalle Hotel Properties	467,670
22,081	Brandywine Realty Trust *	734,193	10,200	Liberty Property Trust *	501,228
8,800	BRE Properties, Inc. *	572,176	15,600	Macerich Company	1,350,492
35,800	Brookfield Properties Corporation	1,408,014	10,200	Mack-Cali Realty Corporation *	520,200
14,200	Camden Property Trust	1,048,670	10,000	Maguire Properties, Inc.	400,000
6,500	CBL & Associates Properties, Inc.	281,775	7,000	Medical Properties Trust, Inc.	107,100
3,500	Colonial Properties Trust	164,080	4,317	Mid-America Apartment
17,100	Corporate Office Properties			Communities, Inc.	247,105
	Trust *	863,037	6,000	National Retail Properties, Inc.	137,700
3,600	Crystal River Capital, Inc. *	91,908	14,200	Nationwide Health
24,700	Developers Diversified Realty			Properties, Inc. *	429,124
	Corporation *	1,554,865	10,000	New Plan Excel Realty Trust, Inc.	274,800
5,000	DiamondRock Hospitality		4,000	Newcastle Investment
	Company *	90,050		Corporation *	125,280
6,700	Digital Realty Trust, Inc.	229,341	5,000	NorthStar Realty Finance
11,700	Duke Realty Corporation	478,530		Corporation	82,850
5,800	EastGroup Properties, Inc.	310,648	5,000	Omega Healthcare Investors, Inc.	88,600
9,500	Equity Inns, Inc.	151,620	58,208	ProLogis Trust	3,537,300
6,000	Equity Lifestyle Properties, Inc.	326,580	2,900	PS Business Parks, Inc.	205,059
58,747	Equity Office Properties Trust	2,829,843	25,188	Public Storage, Inc.	2,455,830
3,000	Equity One, Inc. *	79,980	2,000	Realty Income Corporation	55,400
54,700	Equity Residential REIT	2,776,025	9,500	Reckson Associates Realty
7,400	Essex Property Trust, Inc. *	956,450		Corporation	433,200
11,500	Extra Space Storage, Inc.	209,990	16,600	Regency Centers Corporation	1,297,622
12,900	Federal Realty Investment Trust	1,096,500	10,000	Senior Housing Property Trust *	244,800
2,500	First Industrial Realty Trust, Inc. *	117,225	51,400	Simon Property Group, Inc.	5,206,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

Real Estate Securities Fund
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.0%)	Value	Shares	Common Stock (96.0%)	Value

Financials — continued			30,100	United Dominion Realty
14,500	SL Green Realty Corporation	$1,925,310		Trust, Inc. *	$956,879
12,000	SPDR DJ Wilshire International		5,000	U-Store-It Trust	102,750
	Real Estate ETF #	759,120	21,000	Ventas, Inc.	888,720
15,500	Spirit Finance Corporation	193,285	29,000	Vornado Realty Trust	3,523,500
1,837	Sun Communities, Inc.	59,445	8,500	Weingarten Realty Investors *	391,935

11,700	Sunstone Hotel Investors, Inc.	312,741		Total Financials	66,872,514

5,000	Tanger Factory Outlet

	Centers, Inc. *	195,400		Total Common Stock
11,600	Taubman Centers, Inc.	589,976		(cost $56,806,594)	68,733,277

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.5%)		Rate (+)	Date	Value

10,395,975	Thrivent Financial Securities Lending Trust		5.280%	N/A	$10,395,975

		Total Collateral Held for Securities Loaned
		(cost $10,395,975)			10,395,975

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (4.9%)		Rate (+)	Date	Value

2,501,574	Thrivent Money Market Fund		5.030%	N/A	$2,501,574
$1,000,000	Windmill Funding Corporation		5.310	1/2/2007	999,852

		Total Short-Term Investments (at amortized cost)			3,501,426

		Total Investments (cost $70,703,995) 115.4%			$82,630,678

		Other Assets and Liabilities, Net (15.4%)			(11,048,986)

		Total Net Assets 100.0%			$71,581,692

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(K) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT – Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized appreciation	$11,761,042
Gross unrealized depreciation	(45,735)

Net unrealized appreciation (depreciation)	$11,715,307
Cost for federal income tax purposes	$70,915,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Shares	Common Stock (45.5%)	Value	Shares	Common Stock (45.5%)	Value

Consumer Discretionary (3.6%)			436	Capital One Financial Corporation	$33,494
5,400	Bandag, Inc. *	$272,322	800	CBL & Associates Properties, Inc.	34,680
5,000	Genuine Parts Company *	237,150	20,200	Citigroup, Inc.	1,125,140
30,000	La-Z-Boy, Inc. *	356,100	4,600	Colonial Properties Trust	215,648
2,000	Leggett & Platt, Inc. *	47,800	9,200	Comerica, Inc.	539,856
53,400	McDonald’s Corporation	2,367,222	14,400	Commerce Group, Inc.	428,400
4,200	Polaris Industries, Inc. *	196,686	2,600	Community Banks, Inc. *	72,176
46,900	ServiceMaster Company *	614,859	24,000	Corus Bankshares, Inc. *	553,680
4,700	Stanley Works *	236,363	14,100	Crescent Real Estate Equities
27,200	Superior Industries			Company *	278,475
	International, Inc. *	524,144	4,300	Developers Diversified Realty
9,900	Talbots, Inc. *	238,590		Corporation *	270,685
3,100	VF Corporation	254,448	3,800	DiamondRock Hospitality Company *	68,438

	Total Consumer		1,500	Digital Realty Trust, Inc.	51,345
	Discretionary	5,345,684	7,100	Duke Realty Corporation *	290,390

			2,000	Entertainment Properties Trust *	116,880
Consumer Staples (3.0%)			200	Equity One, Inc. *	5,332
18,500	Altria Group, Inc. ‡	1,587,670	7,500	Equity Residential REIT *	380,625
11,400	ConAgra Foods, Inc. *	307,800	4,400	Extra Space Storage, Inc. *	80,344
1,600	Kimberly-Clark Corporation	108,720	122,200	F.N.B. Corporation *	2,232,594
12,700	Lancaster Colony Corporation *	562,737	4,600	Feldman Mall Properties, Inc. *	57,500
15,200	Procter & Gamble Company	976,904	29,000	Fiduciary/Claymore MLP
17,600	Universal Corporation	862,576		Opportunity Fund	658,300

	Total Consumer Staples	4,406,407	23,200	Fifth Third Bancorp *	949,576

			159,800	First Commonwealth Financial
Energy (1.2%)				Corporation *	2,146,114
12,900	Chevron Corporation ‡	948,537	8,500	First Industrial Realty
23,300	Kayne Anderson MLP Investment			Trust, Inc. *	398,565
	Company *	768,434	83,500	FirstMerit Corporation *	2,015,690

	Total Energy	1,716,971	6,900	Franklin Street Properties

				Corporation *	145,245
Financials (24.6%)			5,100	General Growth Properties, Inc. *	266,373
1,700	Agree Realty Corporation	58,429	20,800	Glimcher Realty Trust *	555,568
18,200	American Financial Realty Trust *	208,208	200	Global Signal, Inc.	10,534
3,900	Apartment Investment &		7,615	Harleysville National
	Management Company *	218,478		Corporation *	147,046
750	Arcadia Financial, Ltd., Stock		13,700	Health Care Property
	Warrants #^	0		Investors, Inc.	504,434
4,400	Archstone-Smith Trust *	256,124	14,000	Health Care REIT, Inc. *	602,280
54,300	Arthur J. Gallagher & Company *	1,604,565	7,500	Healthcare Realty Trust, Inc. *	296,550
600	Avalonbay Communities, Inc.	78,030	4,000	Highwoods Properties, Inc.	163,040
41,100	Bank of America Corporation ‡	2,194,329	2,900	Home Properties, Inc.	171,883
8,500	BB&T Corporation	373,405	12,600	Hospitality Properties Trust	598,878
500	BioMed Realty Trust, Inc.	14,300	13,500	Host Marriott Corporation *	331,425
3,900	Boston Properties, Inc.	436,332	33,300	HRPT Properties Trust *	411,255
5,700	Brandywine Realty Trust *	189,525	8,400	Independent Bank Corporation	212,436
300	Camden Property Trust *	22,155	2,100	Inland Real Estate Corporation *	39,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Shares	Common Stock (45.5%)	Value	Shares	Common Stock (45.5%)	Value

Financials — continued			100	Tanger Factory Outlet
7,300	iStar Financial, Inc. *	$349,086		Centers, Inc. *	$3,908
5,245	Kimco Realty Corporation *	235,763	16,830	Tortoise Energy Infrastructure
100	LaSalle Hotel Properties *	4,585		Corporation *	585,516
14,900	Lexington Corporate Properties		6,600	Trustreet Properties, Inc.	111,210
	Trust *	334,207	4,200	United Dominion Realty
7,200	Liberty Property Trust *	353,808		Trust, Inc. *	133,518
19,100	Longview Fibre Company	419,245	2,800	U-Store-It Trust *	57,540
1,000	Macerich Company	86,570	1,900	Valley National Bancorp *	50,369
4,700	Mack-Cali Realty Corporation *	239,700	3,600	Ventas, Inc.	152,352
400	Maguire Properties, Inc. *	16,000	5,000	Vornado Realty Trust	607,500
1,600	Mercury General Corporation	84,368	48,700	Washington Mutual, Inc.	2,215,363
1,400	Mid-America Apartment		1,100	Washington Real Estate
	Communities, Inc.	80,136		Investment Trust *	44,000
1,000	Mills Corporation *	20,000	2,000	Weingarten Realty Investors *	92,220
21,700	National City Corporation *	793,352	3,500	WesBanco, Inc. *	117,355

4,223	National penn Bancshares, Inc. *	85,516		Total Financials	36,580,799

9,300	National Retail Properties, Inc. *	213,435
8,900	Nationwide Health		Health Care (1.9%)
	Properties, Inc.	268,958	13,600	Merck & Company, Inc.	592,960
2,700	New Plan Excel Realty		6,000	Meridian Bioscience, Inc.	147,180
	Trust, Inc. *	74,196	83,100	Pfizer, Inc.	2,152,290

26,300	Old National Bancorp *	497,596		Total Health Care	2,892,430

4,900	Old Republic International
	Corporation	114,072	Industrials (1.6%)
13,300	Omega Healthcare		3,000	A.O. Smith Corporation	112,680
	Investors, Inc. *	235,676	4,800	Avery Dennison Corporation *	326,064
900	Park National Corporation *	89,100	3,300	Badger Meter, Inc. *	91,410
3,400	Pennsylvania Real Estate		23,400	Briggs & Stratton Corporation *	630,630
	Investment Trust	133,892	13,200	General Electric Company	491,172
4,700	ProLogis Trust *	285,619	16,800	Masco Corporation *	501,816
702	Public Storage, Inc.	68,445	4,700	McGrath Rentcorp *	143,961
11,800	Realty Income Corporation *	326,860	3,700	Tennant Company	107,300

1,600	Reckson Associates Realty			Total Industrials	2,405,033

	Corporation *	72,960
12,758	Regions Financial Corporation	477,149	Information Technology (0.2%)
1,000	Sandy Spring Bancorp, Inc. *	38,180	2,400	Linear Technology Corporation *	72,768
9,900	Senior Housing Property Trust *	242,352	6,600	Paychex, Inc.	260,964

6,600	Simon Property Group, Inc.	668,514		Total Information
6,500	Sky Financial Group, Inc. *	185,510		Technology	333,732

100	SL Green Realty Corporation	13,278
2,600	Sovran Self Storage, Inc.	148,928	Materials (1.5%)
37,700	Spirit Finance Corporation *	470,119	2,200	Bemis Company, Inc.	74,756
23,900	Sterling Bancorp *	470,830	3,000	PPG Industries, Inc. *	192,630
12,000	Sun Communities, Inc.	388,320	52,000	RPM International, Inc.	1,086,280
500	Sunstone Hotel Investors, Inc.	13,365	24,700	Sonoco Products Company	940,082

25,900	Susquehanna Bancshares, Inc. *	696,192		Total Materials	2,293,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Shares	Common Stock (45.5%)	Value	Shares	Preferred Stock (1.2%)	Value

Telecommunications Services (1.7%)			Energy (0.3%)
68,600	AT&T, Inc. *‡	$2,452,450	10,000	Goldman Sachs Group, Inc.,
500	Unifi Communications, Inc.,		Convertible #¿		$299,690
	Stock Warrants #^ƒ	0	2,750	Lehman Brothers Holdings, Inc.,

	Total Telecommunications		Convertible #¿		199,430

	Services	2,452,450	Total Energy		499,120

Utilities (6.2%)			Financials (0.7%)
68,400	Atmos Energy Corporation *‡	2,182,644	11,745	Simon Property Group, Inc.,
45,400	Consolidated Edison, Inc. *	2,182,378	Convertible #		956,043

20,100	Otter Tail Corporation *	626,316	Total Financials		956,043

17,000	Peoples Energy Corporation *	757,690
47,500	Progress Energy, Inc. *	2,331,300	Utilities (0.2%)
28,600	Vectren Corporation *	808,808	3,505	CenterPoint Energy, Inc.,
6,100	WPS Resources Corporation *	329,583	Convertible		134,757

	Total Utilities	9,218,719	720	NRG Energy, Inc., Convertible #	194,130

			Total Utilities		328,887

	Total Common Stock

	(cost $63,720,718)	67,645,973	Total Preferred Stock

			(cost $1,685,683)		1,784,050

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)		Rate	Date	Value

Asset-Backed Securities (5.4%)
$7,850,000	Dow Jones CDX *		8.375%	12/29/2011	$8,021,130

		Total Asset-Backed Securities			8,021,130

Basic Materials (3.8%)
180,000	Abitibi-Consolidated, Inc. *‡		8.550	8/1/2010	171,000
100,000	Abitibi-Consolidated, Inc. *		7.750	6/15/2011	89,750
250,000	Ainsworth Lumber Company, Ltd. *†‡		9.110	3/30/2007	211,250
120,000	AK Steel Corporation ‡		7.750	6/15/2012	120,900
150,000	Aleris International, Inc.		9.000	12/15/2014	150,750
110,000	Aleris International, Inc.		10.000	12/15/2016	110,275
130,000	Appleton Papers, Inc.		8.125	6/15/2011	132,600
220,000	Arch Western Finance, LLC *		6.750	7/1/2013	218,350
143,000	BCP Caylux Holdings Luxembourg SCA		9.625	6/15/2014	158,015
120,000	Buckeye Technologies, Inc.		8.000	10/15/2010	120,000
210,000	Chaparral Steel Company		10.000	7/15/2013	234,412
220,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation *>		Zero Coupon	10/1/2009	188,100
190,000	Domtar, Inc.		7.125	8/1/2015	186,200
190,000	Drummond Company, Inc. *		7.375	2/15/2016	186,200
145,000	Equistar Chemicals, LP		10.625	5/1/2011	154,425
320,000	FMG Finance, Pty. Ltd. *		10.625	9/1/2016	343,200
120,000	Georgia-Pacific Corporation		8.125	5/15/2011	126,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

Basic Materials — continued
$70,000	Georgia-Pacific Corporation	7.000%	1/15/2015	$69,825
190,000	Georgia-Pacific Corporation	7.125	1/15/2017	189,525
300,000	Graphic Packaging International Corporation *	9.500	8/15/2013	316,500
210,000	Griffin Coal Mining Company, Pty. Ltd. *	9.500	12/1/2016	216,300
220,000	Huntsman International, LLC	7.875	11/13/2014	221,650
100,000	Jefferson Smurfit Corporation	8.250	10/1/2012	97,500
200,000	Lyondell Chemical Company	10.500	6/1/2013	220,000
260,000	Lyondell Chemical Company	8.250	9/15/2016	273,000
180,000	Momentive Performance Materials, Inc.	11.500	12/1/2016	176,400
90,000	Mosaic Global Holdings, Inc.	7.625	12/1/2016	93,262
440,000	Mosaic Global Holdings, Inc., Convertible	7.375	12/1/2014	451,550
130,000	Peabody Energy Corporation, Convertible *	4.750	12/15/2066	123,988
140,000	PNA Group, Inc.	10.750	9/1/2016	144,725
220,000	Ryerson, Inc. *	8.250	12/15/2011	218,350

	Total Basic Materials			5,714,002

Capital Goods (3.9%)
80,000	Ahern Rentals, Inc.	9.250	8/15/2013	83,400
620,000	Allied Waste North America, Inc. ‡	7.875	4/15/2013	639,375
490,000	Amsted Industries, Inc.	10.250	10/15/2011	524,300
100,000	Ashtead Capital, Inc.	9.000	8/15/2016	107,000
190,000	Ball Corporation	6.625	3/15/2018	189,050
210,000	Berry Plastics Holding Corporation	8.875	9/15/2014	213,150
150,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	159,000
150,000	Browning-Ferris Industries, Inc.	7.400	9/15/2035	140,250
210,000	Case New Holland, Inc.	9.250	8/1/2011	222,338
220,000	Consolidated Container Company, LLC >	Zero Coupon	6/15/2007	222,750
170,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	155,550
150,000	Crown Americas, Inc.	7.625	11/15/2013	154,500
150,000	Crown Americas, Inc.	7.750	11/15/2015	155,625
520,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	540,800
610,000	Fastentech, Inc.	11.500	5/1/2011	642,025
130,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	131,300
105,000	Invensys plc *	9.875	3/15/2011	112,612
60,000	K&F Acquisition, Inc.	7.750	11/15/2014	61,800
49,000	Mueller Group, Inc.	10.000	5/1/2012	53,288
143,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	128,700
100,000	Owens-Brockway Glass Container, Inc. *	8.250	5/15/2013	103,375
320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	321,200
260,000	Plastipak Holdings, Inc.	8.500	12/15/2015	270,400
120,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	124,800
40,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	41,800
140,000	Rental Services Corporation	9.500	12/1/2014	144,550
120,000	United Rentals North America, Inc.	6.500	2/15/2012	118,500
100,000	United Rentals North America, Inc. *	7.000	2/15/2014	98,125

	Total Capital Goods			5,859,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

Communications Services (7.2%)
$150,000	American Cellular Corporation	10.000%	8/1/2011	$158,625
660,000	American Tower Corporation ‡	7.125	10/15/2012	678,150
380,000	American Towers, Inc. *	7.250	12/1/2011	393,300
70,000	Cablevision Systems Corporation *	8.000	4/15/2012	68,775
849,788	CCH I, LLC *	11.000	10/1/2015	872,094
180,000	Centennial Communications Corporation *	8.125	2/1/2014	184,725
170,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	176,588
175,000	Charter Communications Operating, LLC	8.000	4/30/2012	181,781
240,000	Citizens Communications Company *	9.250	5/15/2011	265,500
160,000	Cricket Communications, Inc.	9.375	11/1/2014	168,800
99,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	107,910
240,000	Dobson Cellular Systems	9.875	11/1/2012	261,600
210,000	Idearc, Inc.	8.000	11/15/2016	213,150
90,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	96,750
900,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	987,750
280,000	Intelsat Intermediate, Inc. *>	Zero Coupon	2/1/2010	212,800
200,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	208,000
240,000	Kabel Deutschland GmbH *	10.625	7/1/2014	266,100
120,000	Lamar Media Corporation	6.625	8/15/2015	118,950
370,000	Level 3 Financing, Inc.	9.250	11/1/2014	377,400
170,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	177,650
220,000	Morris Publishing Group, LLC	7.000	8/1/2013	208,450
380,000	NTL Cable plc	9.125	8/15/2016	401,375
190,000	PRIMEDIA, Inc. *†	10.749	2/15/2007	197,600
230,000	Quebecor World, Inc.	9.750	1/15/2015	231,438
110,000	Qwest Communications International, Inc. †	8.874	2/15/2007	111,375
280,000	Qwest Communications International, Inc.	7.250	2/15/2011	286,300
90,000	Qwest Communications International, Inc.	7.500	2/15/2014	92,700
40,000	Qwest Corporation †	8.610	3/15/2007	43,300
640,000	Qwest Corporation	7.875	9/1/2011	681,600
70,000	Qwest Corporation	7.625	6/15/2015	74,900
700,000	R.H. Donnelley Corporation	6.875	1/15/2013	671,125
160,000	R.H. Donnelley Corporation	8.875	1/15/2016	168,000
205,000	Rogers Wireless Communications, Inc. *	7.500	3/15/2015	222,425
120,000	Rural Cellular Corporation *	9.750	1/15/2010	123,300
120,000	Rural Cellular Corporation	9.875	2/1/2010	127,650
280,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	299,250
200,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	215,250
290,000	Videotron Ltee	6.875	1/15/2014	291,812

	Total Communications Services			10,624,248

Consumer Cyclical (7.3%)
330,000	Allied Security Escrow Corporation	11.375	7/15/2011	338,250
270,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	275,738
180,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	185,400
190,000	Beazer Homes USA, Inc. *	8.125	6/15/2016	201,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

Consumer Cyclical — continued
$350,000	Bon-Ton Stores, Inc. *	10.250%	3/15/2014	$357,875
190,000	Buffets, Inc.	12.500	11/1/2014	191,425
490,000	Buhrmann U.S., Inc. ‡	7.875	3/1/2015	477,750
250,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	262,500
150,000	Dollarama Group, LP †	11.120	6/15/2007	149,438
360,000	Dollarama Group, LP *	8.875	8/15/2012	372,600
230,000	Ford Motor Credit Company †	9.824	1/16/2007	243,740
80,000	Ford Motor Credit Company	9.750	9/15/2010	85,105
170,000	Ford Motor Credit Company *	7.000	10/1/2013	162,347
360,000	Ford Motor Credit Company *	8.000	12/15/2016	355,734
310,000	Gaylord Entertainment Company	6.750	11/15/2014	307,675
310,000	General Motors Corporation *	8.250	7/15/2023	288,300
340,000	Group 1 Automotive, Inc.	8.250	8/15/2013	348,500
260,000	Hanesbrands, Inc. †	8.735	6/15/2007	264,550
370,000	Harrah’s Operating Company, Inc. *	6.500	6/1/2016	331,280
226,000	Host Marriott, LP, Convertible	3.250	4/15/2024	335,045
820,000	IAAI Finance Corporation	11.000	4/1/2013	926,600
220,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	231,550
250,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	251,250
160,000	KB Home	6.250	6/15/2015	149,463
250,000	Majestic Star Casino, LLC	9.500	10/15/2010	262,500
280,000	MGM MIRAGE	5.875	2/27/2014	259,000
330,000	NCL Corporation *	10.625	7/15/2014	330,000
210,000	NCO Group, Inc. †	10.244	2/15/2007	208,425
260,000	Poster Financial Group, Inc.	8.750	12/1/2011	269,750
100,000	Sally Holdings, LLC	9.250	11/15/2014	101,875
170,000	Sally Holdings, LLC *	10.500	11/15/2016	173,400
210,000	Six Flags, Inc. *	9.625	6/1/2014	194,775
270,000	Station Casinos, Inc.	6.875	3/1/2016	242,325
115,000	TRW Automotive, Inc.	9.375	2/15/2013	123,338
360,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	372,600
180,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	184,050
150,000	United Auto Group, Inc.	7.750	12/15/2016	150,750
242,000	Universal City Florida Holding Company I/II †	10.121	2/1/2007	249,865
180,000	VICORP Restaurants, Inc.	10.500	4/15/2011	172,800
210,000	Warnaco, Inc.	8.875	6/15/2013	223,125
323,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	258,400

	Total Consumer Cyclical			10,870,493

Consumer Non-Cyclical (2.4%)
110,000	DaVita, Inc.	7.250	3/15/2015	112,200
130,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	126,912
120,000	Elan Finance plc/Elan Finance Corporation †	9.374	2/15/2007	119,100
210,000	HCA, Inc.	9.250	11/15/2016	224,962
170,000	HCA, Inc.	9.625	11/15/2016	182,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$240,000	IASIS Healthcare, LLC (IASIS Capital Corporation) *	8.750%	6/15/2014	$243,000
315,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	277,988
230,000	Michael Foods, Inc.	8.000	11/15/2013	238,625
210,000	Multiplan, Inc.	10.375	4/15/2016	208,950
150,000	Smithfield Foods, Inc. *	8.000	10/15/2009	156,750
160,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	162,400
170,000	Supervalu, Inc.	7.500	11/15/2014	177,259
260,000	Triad Hospitals, Inc.	7.000	5/15/2012	264,550
180,000	Triad Hospitals, Inc.	7.000	11/15/2013	181,125
230,000	US Oncology Holdings, Inc. †	10.675	3/15/2007	236,325
120,000	US Oncology, Inc.	9.000	8/15/2012	126,600
220,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	222,750
250,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	256,250
85,000	Warner Chilcott Corporation	8.750	2/1/2015	87,125

	Total Consumer Non-Cyclical			3,605,621

Energy (1.6%)
110,000	Chesapeake Energy Corporation *	6.375	6/15/2015	108,900
200,000	Chesapeake Energy Corporation	6.250	1/15/2018	192,500
220,000	Denbury Resources, Inc.	7.500	12/15/2015	224,400
170,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	162,138
650,000	Ocean Rig Norway AS	8.375	7/1/2013	692,250
300,000	OPTI Canada, Inc.	8.250	12/15/2014	308,250
90,000	Pioneer Natural Resources Company *	5.875	7/15/2016	82,996
210,000	Western Oil Sands, Inc.	8.375	5/1/2012	233,100
280,000	Whiting Petroleum Corporation *	7.250	5/1/2012	280,700
60,000	Whiting Petroleum Corporation	7.250	5/1/2013	60,150

		Total Energy		2,345,384

Financials (8.1%)
130,000	ACE Cash Express, Inc.	10.250	10/1/2014	131,625
336,000	Archstone-Smith Operating Trust, Convertible *	4.000	7/15/2036	358,260
300,000	AXA SA	6.463	12/14/2018	296,203
267,000	Boston Properties, Inc., Convertible	3.750	5/15/2036	309,386
232,000	Brandywine Realty Trust, Convertible	3.875	10/15/2026	231,420
275,000	BRE Properties, Inc., Convertible	4.125	8/15/2026	294,718
580,000	Capital One Capital III *	7.686	8/15/2036	656,884
325,000	Developers Diversified Realty Corporation, Convertible	3.500	8/15/2011	344,500
332,000	Duke Realty, LP, Convertible	3.750	12/1/2011	328,680
870,000	EOP Operating, LP, Convertible	4.000	7/15/2026	1,034,212
400,000	ERP Operating, LP, Convertible	3.850	8/15/2026	410,560
110,000	Essex Portfolio, LP, Convertible	3.625	11/1/2025	142,312
145,000	First Industrial, LP, Convertible	4.625	9/15/2011	152,250
186,000	Forest City Enterprises, Inc., Convertible	3.625	10/15/2011	197,569
400,000	FTI Consulting, Inc.	7.625	6/15/2013	413,000
710,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	728,246

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

Financials — continued
$580,000	J.P. Morgan Chase Capital XX	6.550%	9/29/2036	$598,912
580,000	Lincoln National Corporation *>	7.000	5/17/2016	614,734
295,000	Morgan Stanley, Convertible ¿	16.500	1/18/2007	295,000
116,000	National Retail Properties, Inc., Convertible	3.950	9/15/2026	119,625
429,000	New Plan Excel Realty Trust, Convertible	3.700	9/15/2026	427,391
580,000	Rabobank Capital Funding Trust	5.254	10/21/2016	559,210
580,000	RBS Capital Trust I	5.512	9/30/2014	573,271
203,000	Tanger Properties, LP, Convertible *	3.750	8/15/2026	236,749
133,000	United Dominion Realty Trust, Inc., Convertible	4.000	12/15/2035	156,109
667,000	Vornado Realty Trust, Convertible	3.625	11/15/2026	666,166
244,000	Vornado Realty, LP, Convertible *	3.875	4/15/2025	337,940
580,000	Wachovia Capital Trust III	5.800	3/15/2011	584,788
300,000	Washington Mutual Preferred Funding	6.665	12/15/2016	300,804
70,000	Washington Real Estate Investment Trust, Convertible	3.875	9/15/2026	70,262
363,000	Weingarten Realty Investors, Convertible	3.950	8/1/2026	383,800
100,000	Wells Fargo & Company, Convertible †	5.121	2/1/2007	100,323

	Total Financials			12,054,909

Technology (1.6%)
180,000	Avago Technologies Finance Pte †	10.869	3/1/2007	188,325
110,000	Electronic Data Systems Corporation, Convertible *	3.875	7/15/2023	116,738
230,000	Freescale Semiconductor, Inc.	9.125	12/15/2014	228,562
180,000	Freescale Semiconductor, Inc. *	10.125	12/15/2016	180,225
117,000	Intel Corporation, Convertible	2.950	12/15/2035	105,885
230,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company †	8.610	3/15/2007	197,800
110,000	NXP BV/NXP Funding, LLC †	8.122	1/16/2007	111,650
320,000	Seagate Technology HDD Holdings	6.800	10/1/2016	321,600
130,000	SunGard Data Systems, Inc.	9.125	8/15/2013	136,500
130,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	138,775
280,000	UGS Corporation	10.000	6/1/2012	305,200
150,000	Unisys Corporation *	6.875	3/15/2010	147,375
190,000	Xerox Corporation *	7.625	6/15/2013	199,500

	Total Technology			2,378,135

Transportation (1.5%)
220,000	CHC Helicopter Corporation	7.375	5/1/2014	212,025
180,000	Delta Air Lines, Inc. =	7.920	11/18/2010	179,325
80,000	Hertz Corporation	8.875	1/1/2014	83,800
140,000	Hertz Corporation	10.500	1/1/2016	154,000
214,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	199,020
410,000	Horizon Lines, LLC	9.000	11/1/2012	430,500
210,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	210,000
260,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	261,300
556,931	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	552,754

	Total Transportation			2,282,724

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (48.4%)	Rate	Date	Value

U.S. Government (1.1%)
$1,606,140	U.S. Treasury Notes, TIPS *	2.000%	7/15/2014	$1,558,897

	Total U.S. Government			1,558,897

Utilities (4.5%)
105,000	AES Corporation ‡	8.875	2/15/2011	112,612
240,000	AES Corporation ‡	8.750	5/15/2013	257,100
260,000	AmeriGas Partners, LP	7.250	5/20/2015	263,250
210,000	Calpine Generating Company, LLC †=	11.099	1/1/2007	221,550
190,000	Calpine Generating Company, LLC †=	14.370	4/1/2007	204,250
490,000	Colorado Interstate Gas Company	6.800	11/15/2015	509,493
100,000	Consumers Energy Company	6.300	2/1/2012	100,500
150,000	Dynegy Holdings, Inc.	6.875	4/1/2011	150,000
170,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	178,500
170,000	Edison Mission Energy	7.500	6/15/2013	177,650
180,000	Edison Mission Energy	7.750	6/15/2016	190,800
290,000	Energy Transfer Partners, LP *	6.625	10/15/2036	298,604
590,000	Enterprise Products Operating, LP >	8.375	8/1/2016	639,092
140,000	Midwest Generation, LLC	8.750	5/1/2034	151,900
100,000	Mirant North America, LLC	7.375	12/31/2013	101,500
260,000	Mission Energy Holding Company	13.500	7/15/2008	286,650
460,000	NRG Energy, Inc.	7.375	2/1/2016	462,300
170,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	7.125	6/15/2014	174,456
200,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	6.250	9/15/2015	195,528
145,000	Reliant Energy Resources Corporation	6.750	12/15/2014	141,738
210,000	SemGroup, LP	8.750	11/15/2015	211,050
230,000	Southern Natural Gas Company	7.350	2/15/2031	253,172
150,000	Southern Star Central Corporation	6.750	3/1/2016	149,625
570,000	Williams Companies, Inc.	8.125	3/15/2012	617,025
410,000	Williams Companies, Inc.	8.750	3/15/2032	463,300
170,000	Williams Partners, LP	7.250	2/1/2017	173,400

	Total Utilities			6,685,045

	Total Long-Term Fixed Income (cost $70,892,998)			72,000,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.6%)	Rate (+)	Date	Value

38,151,784	Thrivent Financial Securities Lending Trust	5.280%	N/A	$38,151,784

	Total Collateral Held for Securities Loaned
	(cost $38,151,784)			38,151,784

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.5%)	Rate (+)	Date	Value

$2,320,000	Federal Home Loan Mortgage Corporation	4.891%	1/2/2007	$2,319,686
400,000	Federal National Mortgage Association ‡	5.180	2/7/2007	397,883
3,915,178	Thrivent Money Market Fund	5.030	N/A	3,915,178

	Total Short-Term Investments (at amortized cost)			6,632,747

	Total Investments (cost $181,083,930) 125.2%			$186,214,705

	Other Assets and Liabilities, Net (25.2%)			(37,439,973)

	Total Net Assets 100.0%			$148,774,732

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

10-Yr. U.S. Treasury Bond Futures	(28)	March 2007	($3,047,772)	($3,009,125)	$38,647
S&P 500 Mini-Futures	36	March 2007	$2,573,896	$2,571,120	($2,776)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(K) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At December 31, 2006, $654,983 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts and an unfunded loan commitment. In addition, $9,731,717 and $1,026,485 of investments were earmarked as collateral to cover open financial futures contracts and an unfunded loan commitment, respectively. This unfunded loan commitment is discussed in item 2(R) of the Notes to Financial Statements.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through December 31, 2006, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities in the Diversified Income Plus Portfolio owned as of December 31, 2006.

	Acquisition
Security	Date	Cost

Unifi Communications, Inc., Stock Warrants	2/14/1997	$6,525
= In bankruptcy.
¿ These securities are Equity-Linked Structured Securities as discussed in item 2(N) of the Notes to Financial Statements.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$5,715,572
Gross unrealized depreciation	(855,109)

Net unrealized appreciation (depreciation)	$4,860,463
Cost for federal income tax purposes	$181,354,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

Thrivent Mutual Funds

Statement of Assets and Liabilities

		Diversified
	Real Estate	Income
As of December 31, 2006	Securities Fund	Plus Fund

Assets
Investments at cost	$70,703,995	$181,083,930
Investments in securities at market value	69,733,129	144,147,743
Investments in affiliates at market value	12,897,549	42,066,962

Investments at Market Value	82,630,678	186,214,705
Cash	590	2,058
Dividends and interest receivable	398,780	1,353,966
Prepaid expenses	5,140	2,153
Receivable for investments sold	226,025	466,503
Receivable for fund shares sold	114,113	144,544
Receivable from affiliate	5,918	—

Total Assets	83,381,244	188,183,929

Liabilities
Distributions payable	—	139,419
Accrued expenses	19,942	56,342
Payable for investments purchased	1,378,784	861,523
Payable upon return of collateral for securities loaned	10,395,975	38,151,784
Payable for fund shares redeemed	4,851	97,566
Payable for variation margin	—	6,047
Payable to affiliate	—	96,516

Total Liabilities	11,799,552	39,409,197
Net Assets
Capital stock (beneficial interest)	59,868,277	204,308,667
Accumulated undistributed net investment income/(loss)	(1,892)	491,406
Accumulated undistributed net realized gain/(loss) on investments
and foreign currency transactions	(211,376)	(61,191,987)
Net unrealized appreciation/(depreciation) on:
Investments	11,926,683	5,130,775
Futures contracts	—	35,871

Total Net Assets	$71,581,692	$148,774,732
Class A Share Capital	$24,295,755	$138,765,530
Shares of beneficial interest outstanding (Class A)	1,821,315	20,155,687
Net asset value per share	$13.34	$6.88
Maximum public offering price	$14.12	$7.20
Class B Share Capital	$—	$3,039,536
Shares of beneficial interest outstanding (Class B)	—	441,601
Net asset value per share	$—	$6.88
Class I Share Capital	$47,285,937	$6,969,666
Shares of beneficial interest outstanding (Class I)	3,541,847	1,012,907
Net asset value per share	$13.35	$6.88

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

Thrivent Mutual Funds

Statement of Operations

	Real Estate	Diversified Income
	Securities Fund	Plus Fund
	December 31,	December 31,	October 31,
For the Period Ended	2006	2006(a)	2006

Investment Income
Dividends	$1,076,912	$435,158	$813,662
Taxable interest	25,616	900,247	8,423,335
Income from securities loaned	6,557	15,061	4,531
Income from affiliated investments	69,039	29,415	49,831
Foreign dividend tax withholding	(2,510)	—	173,701

Total Investment Income	1,175,614	1,379,881	9,465,060

Expenses
Adviser fees	375,914	129,076	681,504
Accounting and pricing fees	17,531	7,990	45,677
Administrative service fees	9,398	4,694	24,782
Amortization of offering costs	15,288	—	—
Audit and legal fees	18,740	13,231	17,659
Custody fees	12,605	2,854	17,229
Distribution expenses Class A	40,967	54,756	291,366
Distribution expenses Class B	—	5,091	35,775
Insurance expenses	3,992	817	5,028
Printing and postage expenses Class A	15,695	14,218	55,487
Printing and postage expenses Class B	—	721	3,527
Printing and postage expenses Class I	2,876	127	334
SEC and state registration expenses	32,740	21,866	46,575
Transfer agent fees Class A	31,928	31,625	197,706
Transfer agent fees Class B	—	2,084	14,181
Transfer agent fees Class I	221	350	685
Trustees’ fees	3,117	2,307	6,262
Other expenses	7,159	1,949	5,838

Total Expenses Before Reimbursement	588,171	293,756	1,449,615

Less:
Reimbursement from adviser	(509,321)	(39,863)	(212,977)
Custody earnings credit	(262)	(339)	(3,250)

Total Net Expenses	78,588	253,554	1,233,388

Net Investment Income/(Loss)	1,097,026	1,126,327	8,231,672

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	1,557,584	1,683,435	2,948,783
Futures contracts	—	11,487	—
Foreign currency transactions	(6,328)	—	65,497
Change in net unrealized appreciation/(depreciation) on:
Investments	11,225,103	2,052,092	2,568,745
Futures contracts	—	51,632	(15,761)

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	12,776,359	3,798,646	5,567,264

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$13,873,385	$4,924,973	$13,798,936

(a) For the period from November 1, 2006 to December 31, 2006

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

Thrivent Mutual Funds

Statement of Changes in Net Assets

		Real Estate
		Securities Fund

For the periods ended		12/31/2006	12/31/2005(a)

Operations
Net investment income/(loss)		$1,097,026	$207,713
Net realized gains/(losses) on:
Investments		1,557,584	34,301
Foreign currency transactions		(6,328)	—
Change in net unrealized appreciation/(depreciation) on:
Investments		11,225,103	701,580

Net Change in Net Assets Resulting

From Operations		13,873,385	943,594

Distributions to Shareholders
From net investment income		(1,178,158)	(224,399)
From net realized gains		(1,630,889)	(100,694)
From return of capital		(195,501)	(28,084)

Total Distributions to Shareholders		(3,004,548)	(353,177)

Capital Stock Transactions		35,814,716	24,307,722

Net Increase/(Decrease) in Net Assets		46,683,553	24,898,139

Net Assets, Beginning of Period		24,898,139	—

Net Assets, End of Period		$71,581,692	$24,898,139

	Diversified Income Plus Fund

For the periods ended	12/31/2006(b)	10/31/2006	10/31/2005

Operations
Net investment income/(loss)	$1,126,327	$8,231,672	$9,920,829
Net realized gains/(losses) on:
Investments	1,683,435	2,948,783	1,009,632
Futures contracts	11,487	65,497	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,052,092	2,568,745	(6,912,651)
Futures contracts	51,632	(15,761)	—

Net Change in Net Assets Resulting

From Operations	4,924,973	13,798,936	4,017,810

Distributions to Shareholders
From net investment income	(1,138,483)	(8,376,527)	(10,545,623)

Total Distributions to Shareholders	(1,138,483)	(8,376,527)	(10,545,623)

Capital Stock Transactions	12,800,379	(5,873,154)	(9,880,322)

Net Increase/(Decrease) in Net Assets	16,586,869	(450,745)	(16,408,135)

Net Assets, Beginning of Period	132,187,863	132,638,608	149,046,743

Net Assets, End of Period	$148,774,732	$132,187,863	$132,638,608

(a) For the period from June 30, 2005 (inception) through December 31, 2005
(b) For the period from November 1, 2006 through December 31, 2006

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

NOTES TO FINANCIAL STATEMENTS
As of December 31, 2006

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

Effective June 30, 2006, Thrivent High Yield Fund II changed its name to Thrivent Diversified Income Plus Fund. Thrivent Diversified Income Plus Fund has changed its fiscal year end to a calendar year basis beginning on December 31, 2006. This annual report includes Thrivent Real Estate Securities Fund and Thrivent Diversified Income Plus Fund, two of the Trust's twenty-nine Funds. The other Funds of the Trust are presented under a separate annual report.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee. In addition, Class B shares have a maximum contingent deferred sales charge of 5.00% . The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale. Diversified Income Plus Fund has all three classes of shares. Real Estate Securities Fund offers Class A and Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost. Mutual Funds are valued at the net asset value at the close of each business day.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of December 31, 2006, two securities in the Diversified Income Plus Fund were valued at fair value, which represented 0.00%, of the Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

26

Notes to Financial Statements
December 31, 2006

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year and period ended December 31, 2006, the Real Estate Securities Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. The Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends from the Real Estate Securities Fund are declared and paid quarterly. Dividends from the Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options — The Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Option contracts are valued daily and unrealized appreciation or depreciation is

27

Notes to Financial Statements
December 31, 2006

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year and period ended December 31, 2006, the Real Estate Securities Fund and the Diversified Income Plus Fund did not participate in this type of investment.

(J) Financial Futures Contracts — The Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year and period ended December 31, 2006, the Diversified Income Plus Fund engaged in this type of investment.

(K) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of December 31, 2006, Real Estate Securities Fund and Diversified Income Plus Fund had $10,183,504 and $36,807,277 of securities on loan, respectively.

(L) When-Issued and Delayed Delivery Transactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(M) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(N) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

(O) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the

28

Notes to Financial Statements
December 31, 2006

creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loss Contingencies — Thrivent Diversified Income Plus Fund is a defendant in an adversary action brought by the Official Committee of Asbestos Claimants of G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(R) Unfunded Loan Commitments — The Diversified Income Plus Fund entered into a loan commitment with Freeport-McMoRan Copper & Gold, Inc. in the amount of $560,000. Initial maturity of the loan commitment is one year from closing. After initial maturity, the loan commitment may be converted into exchange notes. The coupon rate will be determined at time of settlement. The Fund is obligated to fund these loan commitments at the borrower’s discretion upon shareholders’ approval of the merger between Freeport-McMoRan Copper & Gold and Phelps Dodge. A commitment fee is paid to the Funds at the close of the loan commitment. These commitments expire on August 31, 2007.

(S) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), that requires additional tax disclosures and the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions in any open tax years that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has delayed implementation of FIN 48 until June 29, 2007, for mutual funds.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(T) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Effective January 1, 2006, the Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (Thrivent Asset Mgt.), (“the Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Prior to January 1, 2006, the Trust’s Adviser was Thrivent Investment Management, Inc. (Thrivent Investment Mgt.). There was no change in the investment management fees and Thrivent Asset Mgt. provides the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Real Estate Securities Fund
First $500 million	0.80%
Over $500 million	0.75%

Diversified Income Plus Fund	0.55%

29

Notes to Financial Statements
December 31, 2006

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

The Adviser has contractually agreed, through at least February 28, 2007, to reimburse expenses by 0.80% of the average daily net assets of the Real Estate Securities Fund. Additionally, the Adviser has agreed to voluntarily reimburse expenses by 0.25% of the average daily net assets of the Fund. This voluntary expense reimbursement may be discontinued at any time.

The Adviser has agreed to voluntarily reimburse expenses by 0.16% of the average daily net assets of the Diversified Income Plus Fund. This voluntary expense reimbursement may be discontinued at any time.

The Funds may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee, which is charged to the Fund for its investment in the Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Mgt. is also the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% of average net assets. Class B shares have a Rule 12b-1 fee of 1.00% of average net assets.

(C) Sales Charges and Other Fees — For the year and period ended December 31, 2006, Thrivent Investment Mgt. received $210,427 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate contingent deferred sales charges of $281 from redemptions of Class A and Class B shares. For the year ended October 31, 2006, for Thrivent Diversified Income Plus Fund, Thrivent Investment Mgt. received $262,457 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and the aggregate contingent deferred sales charges of $7,887 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year and period ended December 31, 2006, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $21,830 from the Funds. For the year ended October 31, 2006, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $34,670 from Thrivent Diversified Income Plus Fund.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year and period ended December 31, 2006, Thrivent Asset Mgt. received aggregate fees for administrative services of $14,092 from the Funds. For the year ended October 31, 2006, Thrivent Asset Mgt. received aggregate fees for administrative services of $24,782 from Thrivent Diversified Income Plus Fund.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the year and period ended December 31, 2006, Thrivent Investor Services received aggregate fees for transfer agent services of $68,213 from the Funds. For the year ended October 31, 2006, Thrivent Investor Services received aggregate fees for transfer agent services of $213,792 from Thrivent Diversified Income Plus Fund.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the Funds until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $1,466 in fees from the Funds for the year and period ended December 31, 2006. For the year ended October 31, 2006, those Trustees not participating in the above plan received $4,370 in fees from Thrivent Diversified Income Plus Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

30

Notes to Financial Statements
December 31, 2006

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized	Capital
Fund	Income/(Loss)	Gain/(Loss)	Stock

Real Estate Securities	$80,638	$(65,350)	$(15,288)
Diversified Income Plus	(1,563)	1,563	—

At December 31, 2006, the components of distributable
earnings on a tax basis were as follows:
	Undistributed	Undistributed
	Ordinary	Long-Term
Fund	Income	Capital Gain

Diversified Income Plus	$559,349	$—

At December 31, 2006, Thrivent Diversified Income Plus
Fund had accumulated net realized capital loss carryovers
expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year

Diversified Income Plus	$33,965,364	2007
	14,003,544	2008
	12,668,032	2009
	324,797	2011
	—————————
	$60,961,737
	================

To the extent that this Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryover was utilized during the period from November 1, 2006, to December 31, 2006: Thrivent Diversified Income Plus Fund, $1,658,566.

The tax character of distributions paid during the year ended December 31, 2006, and period ended December 31, 2005, was as follows:
		Ordinary Income	Long-Term Capital Gain		Return of Capital
Fund	12/31/06	12/31/05(a)	12/31/06	12/31/05(a)	12/31/06	12/31/05(a)

Real Estate Securities	$1,881,430	$236,840	$927,617	$88,253	$195,501	$28,084
		Ordinary Income
	12/31/06(b)	10/31/06	10/31/05

Diversified Income Plus	$1,138,483	$8,376,527	$10,545,623

(a) From Fund’s inception of June 30, 2005.

(b) From November 1, 2006 through December 31, 2006.

31

Notes to Financial Statements
December 31, 2006

(5) DISTRIBUTIONS BY CLASS

Net investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment	Net Realized
	Income	Gains

Real Estate Securities Fund
Class A Shares
Year ended December 31, 2006	$355,518	$553,751
Period ended December 31, 2005(a)	94,915	40,464
Institutional Class Shares
Year ended December 31, 2006	822,640	1,077,138
Period ended December 31, 2005(a)	129,484	60,230

Diversified Income Plus Fund
Class A Shares
Period ended December 31, 2006(b)	1,061,942	—
Year ended October 31, 2006	7,897,336	—
Year ended October 31, 2005	9,905,335	—
Class B Shares
Period ended December 31, 2006(b)	18,633	—
Year ended October 31, 2006	207,527	—
Year ended October 31, 2005	313,008	—
Institutional Class Shares
Period ended December 31, 2006(b)	57,908	—
Year ended October 31, 2006	271,664	—
Year ended October 31, 2005	327,280	—

(a) For the period from June 30, 2005 (inception), to December 31,
2005.
(b) For the period from November 1, 2006, to December 31, 2006.

Distributions from Real Estate Securities Fund to shareholders, by class, for the year ended December 31, 2006, were $66,807 and $128,694 from return of capital for Class A and Institutional Class, respectively, and for the year ended December 31, 2005, were $12,575 and $15,509 from return of capital for Class A and Institutional Class, respectively.

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year and period ended December 31, 2006, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Real Estate Securities Fund	$64,426	$31,908
Diversified Income Plus Fund	34,027	22,511
Diversified Income Plus Fund(a)	181,423	189,589

Purchases and sales of U.S. Government securities were:
	In thousands

Fund	Purchases	Sales

Diversified Income Plus Fund	$16	$—
Diversified Income Plus Fund(a)	19,360	17,810

(a) For the year ended October 31, 2006.

(B) Investments in Restricted Securities — The Diversified Income Plus Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities at December 31, 2006, was $0, which represented 0.00% of the net assets of Fund, respectively. The Fund has no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

32

Notes to Financial Statements
December 31, 2006

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year and period ended December 31, 2006, in the Thrivent Money Market Fund, is as follows:

	Gross	Gross	Balance of		Dividend Income	Dividend Income
	Purchases and	Sales and	Shares Held	Value	Period Ending	Period Ending
Fund	Additions	Reductions	December 31, 2006	December 31, 2006	December 31, 2006	October 31, 2006

Real Estate Securities Fund	$34,615,720	$32,121,087	2,501,574	$2,501,574	$69,039	N/A
Diversified Income Plus Fund (a)	10,531,341	9,234,173	3,915,178	3,915,178	29,415	$173,701
Total Value and Dividend Income				$6,416,752	$98,454	$173,701

(a) For the period from November 1, 2006, to December 31, 2006.

A summary of transactions for the year and period ended December 31, 2006, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held	Value
Fund	Additions	Reductions	December 31, 2006	December 31, 2006

Real Estate Securities Fund	$43,645,434	$35,085,862	10,395,975	$10,395,975
Diversified Income Plus Fund (a)	13,873,986	9,369,384	38,151,784	38,151,784
Total Value				$48,547,759

(a) For the period from November 1, 2006, to December 31, 2006.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the period ended December 31, 2006, the Diversified Income Plus Fund engaged in purchases and sales of securities of $733,150 and $0, respectively.

(9) RELATED PARTY TRANSACTIONS

As of December 31, 2006, a related party held 1,176,469, or 22.0%, of the Real Estate Securities Fund’s outstanding shares.

33

Notes to Financial Statements
December 31, 2006

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of the Fund. During the year and period ended December 31, 2006, year ended October 31, 2006, period ended December 31, 2005, and the year ended October 31, 2005, transactions in Fund shares were as follows:

				Real Estate Securities Fund
			----------------————————————————————————————————————————————
			Class A		Institutional Class
			-----———————————————————————		---———————————————————————
Year Ended December 31, 2006			Shares	Amount	Shares	Amount
—————————————————————————			———————————	———————————	———————————	———————————
Sold			936,037	$ 11,367,812	3,125,197	$ 37,459,765

Dividends and distributions reinvested			75,048	963,216	158,329	2,028,641

Capital contribution from adviser			—	31,439	—	49,849

Redeemed			(145,707)	(1,797,728)	(1,175,056)	(14,288,278)
			———————————	———————————	———————————	———————————
Net Change			865,378	$ 10,564,739	2,108,470	$ 25,249,977
			==================	===================	===================	===================

Period Ended December 31, 2005(a)
—————————————————————————
Sold			1,061,731	$ 10,774,484	1,439,461	$ 14,698,842

Dividends and distributions reinvested			14,279	147,802	19,717	204,666

Redeemed			(120,073)	(1,242,007)	(25,801)	(276,065)
			———————————	———————————	———————————	———————————
Net Change			955,937	$ 9,680,279	1,433,377	$ 14,627,443
			==================	==================	===================	==================

			Diversified Income Plus Fund
	-----—————————————————————————————————————————————————————————————————————————————
	Class A		Class B		Institutional Class
	------------—————————————————————		---———————————————————————————		------------------———————————————————
Period Ended December 31, 2006(b)	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	--———————————	--------——————————	---——————————————	—————————————	————————————	————————————
Sold	2,202,970	$ 15,030,302	12,953	$ 87,907	169,013	$ 1,152,549

Dividends and distributions reinvested	117,547	806,470	2,263	15,526	5,788	39,714

Redeemed	(584,365)	(3,987,392)	(26,614)	(181,048)	(24,148)	(163,649)
	-------------————————	---------------————————	---------------------————————	---------------————————	—------------———————	—------------———————
Net Change	1,736,152	$ 11,849,380	(11,398)	$ (77,615)	150,653	$ 1,028,614
	=====================	=====================	========================	=====================	===================	===================

Year Ended October 31, 2006
—————————————————————————
Sold	4,306,685	$ 28,014,839	17,526	$ 113,372	610,182	$ 3,981,168

Dividends and distributions reinvested	857,313	5,538,631	24,164	155,968	24,610	159,237

Redeemed	(6,139,059)	(39,536,691)	(227,488)	(1,463,782)	(437,305)	(2,835,896)
	————————	————————	————————	————————	————————	————————
Net Change	(975,061)	$ (5,983,221)	(185,798)	$ (1,194,442)	197,487	$ 1,304,509
	==============	=============	==============	==============	==============	==============

Year Ended October 31, 2005
—————————————————————————
Sold	1,645,098	$ 10,909,037	13,662	$ 89,576	59,725	$ 397,171

Dividends and distributions reinvested	1,057,002	6,959,351	35,298	232,596	35,874	235,946

Redeemed	(3,988,894)	(26,331,604)	(284,341)	(1,885,441)	(72,353)	(486,954)
	————————	————————	————————	————————	————————	————————
Net Change	(1,286,794)	$ (8,463,216)	(235,381)	$ (1,563,269)	23,246	$ 146,163
	==============	==============	==============	==============	==============	==============

(a) For the period from June 30, 2005 (inception), to December 31, 2005.
(b) For the period from November 1, 2006, to December 31, 2006.

34

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35

Thrivent Mutual Funds

Financial Highlights

——————————————————————————————————————————————————————————————————————————————————————————————---———--———--———--———--———------------------------------------
	F O R	A S H A R E	O U T S T A N D I N G T H R O U G H O U T E A C H			P E R I O D(a)
	———————————————————————————————————————-———————————————————————————----------————------------------------------------------------------------

						Less Distributions
		Income from Investment Operations				from
	————————————————————————————————----				---------------————————————––––––––––––––––––––––––-–
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Return of
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Capital
——————————————————————————————————————————————————————————————————————————————————————————————————————————------------------------------——----------------------
REAL ESTATE SECURITIES FUND
Class A Shares
Year Ended 12/31/2006	$10.42	$0.23	$3.30	$3.53	$(0.26)	$(0.31)	$(0.04)
Period Ended 12/31/2005(e)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)
Class I Shares
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)
Period Ended 12/31/2005(e)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Period Ended 12/31/2006(f)	6.70	0.05	0.18	0.23	(0.05)	—	—
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	—
Period Ended 10/31/2004 (g)	6.54	0.22	0.18	0.40	(0.23)	—	—
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	—
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	—	—
Year Ended 4/30/2002	6.76	0.54	(0.56)	(0.02)	(0.55)	—	—
Class B Shares
Period Ended 12/31/2006(f)	6.70	0.04	0.18	0.22	(0.04)	—	—
Year Ended 10/31/2006	6.41	0.37	0.29	0.66	(0.37)	—	—
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	—
Period Ended 10/31/2004 (g)	6.54	0.19	0.19	0.38	(0.20)	—	—
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	—
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	—	—
Year Ended 4/30/2002	6.76	0.49	(0.56)	(0.07)	(0.50)	—	—
Class I Shares
Period Ended 12/31/2006(f)	6.70	0.05	0.19	0.24	(0.06)	—	—
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	—
Period Ended 10/31/2004 (g)	6.54	0.24	0.18	0.42	(0.25)	—	—
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	—
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	—	—
Year Ended 4/30/2002	6.76	0.56	(0.57)	(0.01)	(0.56)	—	—

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

 (d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

Thrivent Mutual Funds

Financial Highlights — continued

—————————————————————————————————————————————————————————————————————————————————————---———————————----——————-——-——————-——————-——————-——————-——————-——————-——————-——————-——————-——————-——————-——————-——————-——————-—————
				R A T I O S / S U P P L E M E N T A L D A T A
————————————————————————————————————— ——————————————————————————————————————————————————————————————————-----———————————---———————---———————————---—————————————————————————————————————————————————
						Ratios to Average
						Net Assets Before Expenses
				Ratios to Average Net		Waived, Credited or Paid
				Assets(d)		Directly(d)
	Net Asset			————————————–—————————		————————————–——————
	Value,		Net Assets		Net		Net	Portfolio
Total	End of	Total	End of Period		Investment		Investment	Turnover
Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.61)	$13.34	34.27%	$24.3	0.48%	2.01%	1.60%	0.89%	70%
(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%

(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%
(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
(0.49)	6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
(0.23)	6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
(0.47)	6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
(0.50)	6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
(0.55)	6.19	(0.26)%	118.6	1.00%	8.41%	1.17%	8.24%	72%

(0.04)	6.88	3.32%	3.0	2.17%	3.77%	2.34%	3.60%	16%
(0.37)	6.70	10.64%	3.0	2.01%	5.75%	2.18%	5.58%	170%
(0.43)	6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
(0.20)	6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
(0.41)	6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
(0.45)	6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
(0.50)	6.19	(1.02)%	8.2	1.74%	7.67%	1.93%	7.48%	72%

(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%
(0.52)	6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
(0.25)	6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
(0.50)	6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
(0.52)	6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%
(0.56)	6.19	0.05%	2.7	0.68%	8.73%	0.68%	8.73%	72%

(e) Since inception, June 30, 2005.

(f) For the period from November 1, 2006 to December 31, 2006.

 (g) For the period from May 1, 2004 to October 31, 2004

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

Additional Information
(unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in February 2007.

The Funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

	Dividends	Qualified
	Received	Dividend
	Deduction for	Income for
Fund	Corporations	Individuals

Real Estate Securities	2%	2%
Diversified Income Plus(a)	27%	27%

(a) For the two month period ended December 31, 2006. Please consult Thrivent.com for the 2006 calendar year percentage of dividends qualifying for the 70% dividends received deduction for corporations.

Thrivent Real Estate Securities Fund designates $927,617 as distributions of long-term capital gains.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements

Both the Investment Company Act of 1940 and the terms of the Advisory Agreement of the Thrivent Mutual Funds (the “Trust”) require that the agreement be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 8, 2006, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each a “Fund”) of the Trust. In connection with its reapproval of the Advisory Agreement with the Adviser, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Adviser;

2. The performance of the Funds;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Funds grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 19, August 28, and November 8, 2006, to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management of the Funds with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by

Additional Information
(unaudited)

the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. In addition, the Board received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with Fund management.

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider reapproval of the agreement. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Funds by the Adviser. During these meetings, management reported on the investment management, Fund trading, and compliance functions provided to the Funds under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s Fund managers and research analysts.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board noted that it had, over the past year, met with a majority of the Fund managers, as well as a number of the research personnel, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the Fund compliance functions performed by the Adviser. The Independent Trustees also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on Funds’ portfolio trading, and in certain cases distribution or service related fees related to Funds’ sales. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing recruitment of personnel and its investment in systems technology to improve trading, Fund compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record, since such a period generally coincides with the tenure of the Adviser’s current Chief Investment Officer.

For both the one- and three-year periods ended September 30, 2006, 57% of the internally managed Funds and 80% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. Only one Fund ranked in the bottom quartile of its Lipper peer group for the three-year period and no Fund was in the bottom quartile for the one-year period ended September 30, 2006. The Board concluded that the performance of the individual Funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

39

Additional Information
(unaudited)

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Funds. They noted that 86% of the Funds, representing 93% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 97% of the Funds, representing over 99% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis, noting that overall profitability had declined over the past year, due in part to the fee waivers and expense reimbursements in effect.

The Board considered the allocations of the Adviser’s costs to the Funds. The Board retained an accounting firm to conduct a review of the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a Fund’s assets increase. Because of differences between Funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Trustees considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that all of the Funds had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Funds were increasing in assets and others were decreasing in assets, the Funds overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Board, including all of the Independent Trustees voting separately, approved the agreement.

40

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Funds. Each Trustee oversees each of 29 series of the Trust and also serves as:

• Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Banta
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Corporation; Director,
Minneapolis, MN			Thrivent Financial	Minnesota Public Radio
Age 51			since 2002

Independent Trustees[3]
Number of
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	61	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities;
Age 67				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Prairie School Board; United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Trustee	61	Management consultant	None
625 Fourth Avenue South	since 2003		to several privately
Minneapolis, MN			owned companies
Age 69

Noel K. Estenson	Trustee since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

41

Board of Trustees and Officers

Independent Trustees[3] — continued
			Number of
		Position	Portfolios in	Principal
		with Trust	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Richard L. Gady		Trustee since 1987	61	Retired; previously Vice	Director, International
625	Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN				Affairs and Chief	Association
Age	63			Economist, ConAgra,
				Inc. (agribusiness)

Richard A. Hauser		Trustee since 2004	61	President, National Legal	Director, The Washington
625	Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN				Interest since 2004;
Age	63			General Counsel, U.S.
				Department of Housing
				and Urban Development,
				2001 to 2004

Connie M. Levi		Trustee since 2004	61	Retired	None
625	Fourth Avenue South
Minneapolis, MN
Age	67

Edward W. Smeds		Chairman and Trustee	61	Retired	Chairman of Carthage
625	Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age	71

Douglas D. Sims		Trustee since 2006	61	Retired; previously Chief	Director, Keystone
625	Fourth Avenue South			Executive Officer of	Neighborhood Company;
Minneapolis, MN				CoBank from 1994 to	Director, Center for
Age	60			June 30, 2006	Corporate Excellence

42

                                                                   Board of Trustees and Officers

Executive Officers
Position with Trust
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002	Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South		Financial since 2002
Minneapolis, MN
Age	50

David S. Royal		Secretary and Chief	Vice President — Asset Management, Thrivent Financial
625	Fourth Avenue South	Legal Officer since 2006	since 2006; Partner, Kirkland & Ellis LLP from April 2004 to
Minneapolis, MN			June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom
Age	35		LLP from 1997 to 2004

Katie S. Kloster		Vice President and	Vice President and IC and IA Chief Compliance Officer,
625	Fourth Avenue South	Investment Company and	since 2004; previously Vice President and Comptroller of
Minneapolis, MN		Investment Adviser	Thrivent Financial
Age	41	Chief Compliance Officer
since 2004

Gerard V. Vaillancourt		Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head of
625	Fourth Avenue South	Accounting Officer	Mutual Fund Accounting, Thrivent Financial from 2005 to
Minneapolis, MN		since 2005	2006; Director, Fund Accounting Administration, Thrivent
Age	39		Financial from 2002 to 2005; Manager, Portfolio Compliance,
Lutheran Brotherhood from 2001 to 2002

Russell W. Swansen		Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South		Financial, since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN			LLC, from 2001 to 2003; President and Chief Investment
Age	49		Officer of PPM America from 1999 to 2000

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2003; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003; Vice
Age	42		President, Director of Technology, Investment Advisers, Inc.
1999 to 2000; Vice President, Investment Systems & Services,
Investment Advisers, Inc. from 1997 to 1999

Karl D. Anderson		Vice President since 2006	Vice President, Products, Thrivent Financial
625	Fourth Avenue South
Minneapolis, MN
Age	46

43

                                      Board of Trustees and Officers

Executive Officers — continued
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Brian W. Picard	Vice President	Director of FSO Compliance Corp. BCM, since 2006; Manager
4321 North Ballard Road	Anti-Money Laundering	of Field and Securities Compliance from 2002 to 2006,
Appleton, WI	Officer since 2006	Thrivent Financial
Age 36

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Fund Operations, Thrivent Financial
4321 North Ballard Road	since 2004
Appleton, WI
Age 40

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial for Lutherans, since 2005; Senior Securities Counsel,
Minneapolis, MN		Allianz Life Insurance Company from January 2005 to
Age 51		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

John R. Vekich	Assistant Vice President	Vice President Accumulation Product and Solution
625 Fourth Avenue South	since 2006	Management since 2007, Thrivent Financial; Vice President
Minneapolis, MN		Field Marketing from 2005 to 2006; Director EPMO from
Age 38		2003 to 2004; Vice President, Al Frank Asset Management
from 2000 to 2002

Marlene J. Nogle	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2003
Minneapolis, MN
Age 59

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 37

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

44

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042AR R2-07

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Real Estate Securities Fund and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series (each a “Series” and collectively, the “Series”) of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). Including the Funds, the Trust contains a total of 29 series. This Form N-CSR relates to the annual reports of the Funds.

The following table presents the aggregate fees billed to the Thrivent Real Estate Securities Fund for the Fund’s respective fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$8,500	$8,500

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,250	$6,535

All Other Fees(3)	$0	$0

Total	$14,750	$15,035

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to the Thrivent Diversified Income Plus Fund for the Fund’s respective fiscal years ended October 31, 2005, October 31,

2006 and December 31, 2006 by PwC for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by PwC during those periods. The Fund recently changed its fiscal year end from October 31 to December 31; accordingly, an additional column is shown.

Fiscal Years Ended	10/31/05	10/31/06	12/31/06

Audit Fees	$12,367	$9,250	$11,830

Audit-Related Fees(1)	$0	$0	$0

Tax Fees(2)	$4,178	$4,575	$1,800

All Other Fees(3)	$0	$0	$0

Total	$16,545	$12,825	$13,630

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust with October 31 fiscal year ends for the fiscal years ended October 31, 2005 and October 31, 2006 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$417,660	$394,409

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$135,325	$124,065

All Other Fees(3)	$0	$0

Total	$552,985	$518,474

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Trustees ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to each Fund and to the registrant for the fiscal year ended December 31, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years set forth below were as follows:

Fiscal	Year	10/31/05	12/31/05	10/31/06	12/31/06
Ended

Registrant(1)		$0	$0	$0	$0
Adviser		$44,431	$10,745	$14,145	$6,500

(1) Includes all Series of the Trust

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2007	THRIVENT MUTUAL FUNDS

By: /s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2007	By: /s/ Pamela J. Moret

Pamela J. Moret
President

Date: February 27, 2007	By: /s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer